                                                                   EXHIBIT 10.19

                                   AGREEMENT


     This Agreement is entered into as of February 10, 2000 by and between InfoSpace.com, Inc., a Delaware corporation, Naveen Jain, and each of the undersigned individuals.

     WHEREAS, at the time of the Company's initial public offering in December 1998, the parties to this Agreement entered into a Indemnification Agreement dated as of December 11, 1998, whereby Mr. Jain, as the Company's majority stockholder, agreed to provide 1,000,000 shares (before adjustment for stock splits after such date) of his Common Stock into an escrow fund to provide indemnification to the Company and the Company's directors in connection with certain potential claims against the Company arising from activities of the Company prior to the initial public offering, and

     WHEREAS, the purpose of that Agreement was to enable the Company to complete its initial public offering and assure that, should any of such claims related to the Company's business prior to the public offering arise, the Company would have an escrow fund available which would provide further assurances to the underwriters and the public investors in connection with the Company's initial public offering, and

     WHEREAS, the Company completed its initial public offering and, under the leadership of Mr. Jain, has substantially increased its business and its market capitalization, and

     WHEREAS, the Company, Mr. Jain and the undersigned individuals wish to enter into this Agreement terminating the Indemnification Agreement and providing that Mr. Jain will enter into a two (2) year non-competition agreement with the Company.

     NOW THEREFORE, in consideration of the mutual agreements and covenants herein contained, it is agreed as follows:

     1. Effective as of the date of this Agreement, the Indemnification Agreement shall be, and is, terminated and of no further force and effect.

     2. Mr. Jain, in consideration of the termination of the Indemnification Agreement and for other good and valuable consideration, hereby concurrently with this Agreement and as a condition thereto enters into the attached InfoSpace.com, Inc. Employee-Non-Disclosure and Invention Release and Non-Competition Agreement which shall provide for a non-competition term of the duration of Mr. Jain's employment with the Company and for a period of two (2) years thereafter.

     IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date above written.

                                      INFOSPACE.COM, INC.



                                   By: /s/ Ellen B. Alben
                                      ---------------------------


                                      /s/ Naveen Jain
                                      ---------------------------
                                      Naveen Jain


                                      /s/ John E. Cunningham IV
                                      ---------------------------
                                      John E. Cunningham IV


                                      /s/ Peter L.S. Currie
                                      ---------------------------
                                      Peter L.S. Currie


                                      /s/ David C. House
                                      ---------------------------
                                      David C. House


                                      /s/ Gary List
                                      ----------------------------
                                      Gary List


                                      /s/ Rufus W. Lumry III
                                      ---------------------------
                                      Rufus W. Lumry III


                                      /s/ Carl Stork
                                      ----------------------------
                                      Carl Stork


                                      /s/ Bernee D. L. Strom
                                      ----------------------------
                                      Bernee D. L. Strom

InfoSpace.com Employee Non-Disclosure, Invention Release and Non-competition Agreement

1. As an employee of InfoSpace.com, a Delaware Corporation (InfoSpace.com), and in consideration of the compensation now and hereafter paid to me and the
                                                                      -------
termination of my Indemnification with InfoSpace.com dated December 11, 1998, I
-------------------------------------------------------------------------------
hereby agree to the provisions in this Agreement, and I will devote my best
-----------------------------------------------------
efforts to furthering the best interest of InfoSpace.com. During my employment by InfoSpace.com, I will not engage in any business activities or ventures outside of the business activities of InfoSpace.com without the express prior written consent of InfoSpace.com. Also, during my employment, I will not engage in any activity or investment (other than an investment of less than .01% of the shares of a company traded on registered stock exchange), that (a) conflicts with InfoSpace.com's business interest, including without limitation, any business activity not contemplated by this agreement, (b) occupies my attention so as to interfere with the proper and efficient performance of my duties at InfoSpace.com, or (c) interferes with the independent exercise of my judgment in InfoSpace.com's best interest, except for investments that are approved by
                               -------------------------------------------
InfoSpace.com's Special Projects Committee.  As used herein, InfoSpace.com's
------------------------------------------
"business" means the development, marketing and support of software for Internet.

2. At all times during my employment and thereafter I will not disclose to anyone outside InfoSpace.com nor use for any purpose other than my work for InfoSpace.com (a) any confidential or proprietary technical, financial, marketing or distribution of other technical or business information or trade secrets of InfoSpace.com, including without limitation, concepts, techniques, processes, methods, systems, designs, cost data, computer programs, formulas, development or experimental work, work in progress, customer and suppliers, (b) any information InfoSpace.com has received from others which InfoSpace.com is obligated to treat as confidential or proprietary or (c) any confidential or proprietary information which is circulated within InfoSpace.com via its internal email system or otherwise. I will also not disclose any confidential information inside InfoSpace.com except on "need to know" basis. If I have any questions as to what comprises such confidential proprietary information or trade secrets, or to whom, if anyone, inside InfoSpace.com, it may be disclosed, I will consult my manager at InfoSpace.com

3. I will make prompt and full disclosure to InfoSpace.com, will hold in trust for the sole benefit of InfoSpace.com, and will assign exclusively to InfoSpace.com all my rights, title and interest in and to any and all inventions, discoveries, designs, developments, improvements, copyrightable material, and trade secrets (collectively herein "inventions") that I, solely or jointly, may conceive, develop, or reduce to practice during the period of time I am in the employ of InfoSpace.com. I hereby waive and quitclaim to InfoSpace.com any and all claims of any nature whatsoever that I now or hereafter may have for infringement of any patent resulting from any patent applications for any inventions so assigned to InfoSpace.com.

My obligation to assign shall not apply to any Invention about which I can prove that:
     (a)  It was developed entirely on my own time; and
     (b) No equipment, supplies, facility, or trade secret information of InfoSpace.com was used in it development; and
     (c) It does not relate 1) directly to the business of InfoSpace.com or 2) to the actual or demonstrably anticipated research or development of InfoSpace.com; and
     (d)  It does not result from any work performed by me for InfoSpace.com

I will assign to InfoSpace.com or its designee all my rights, title and interest in and to any and all inventions full title to which may be required to be in the United States by any contract between InfoSpace.com and the United States or any of its agencies.

4. I have attached hereto a list describing all inventions belonging to me and made by me prior to my employment at InfoSpace.com that I wish to have excluded from this agreement. If no such list is attached, I represent that there are no such inventions. If in the course of my employment at InfoSpace.com, I use in or incorporate into an InfoSpace.com product, process, or machine, an invention owned by me or in which I have an interest. InfoSpace.com is hereby granted and shall have an exclusive royalty-free, irrevocable, worldwide license to make, have made, use and sell that invention without restriction as to the extent of my ownership or interest.

5. I will execute any proper oath or verify and proper document in connection with carrying out the terms of this agreement. If, because of my mental or physical incapacity or for any other reason whatsoever, InfoSpace.com is unable to secure my signature to apply for or to pursue any application for any United States or foreign patent or copyright covering Inventions assigned to InfoSpace.com as stated above, I hereby irrevocably designate and appoint InfoSpace.com and its duly authorized officers and agents as my agent and attorney in fact, to act for me and in my behalf and stead to execute and file any such applications and to all other lawfully permitted acts to further the prosecution and issuance of U.S. and foreign patents and copyrights thereon with the same legal force and effect as if executed by me. I will testify at InfoSpace.com's request and expense in any interference, litigation, or other legal proceeding that may arise during or after my employment.

6. I recognize that InfoSpace.com has received and will receive confidential and proprietary information from third parties subject to a duty on InfoSpace.com's part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the term of my employment and thereafter I owe InfoSpace.com and such third parties a duty not to disclose such confidential or proprietary information to anyone except as necessary in carrying out my work for InfoSpace.com and consistent with InfoSpace.com's agreement with such third party. I will not use such information for the benefit of anyone other than InfoSpace.com or such third party, or in any manner inconsistent with any agreement between InfoSpace.com and such third party of which I am made aware.

7. During my employment at InfoSpace.com I will not improperly or disclose any confidential or proprietary information or trade secrets of my former or current employers, principals, partners, co-ventures, clients customers or suppliers or the vendors or customers of such persons or entities or their vendors or customers unless such persons or entities have given verbal consent. I will not violate any non-disclosure or proprietary rights agreement I might have signed in connection with any such person or entity.

8. I acknowledge that my employment will be of indefinite duration and that either InfoSpace.com or I will be free to terminate this employment relationship at will at any time with or without cause. I also acknowledge that any representation to the contrary are unauthorized and void, unless contained in a formal written employment contract signed by an officer of InfoSpace.com. I further acknowledge that the terms and conditions of this agreement shall survive termination of my employment.

9. At the time I leave the employ of InfoSpace.com, I will return to InfoSpace.com all papers, drawings, notes, memoranda, manuals, specifications, designs, devices, documents, diskettes and tapes, and any other material on any media containing or disclosing any confidential or proprietary technical or business information. I will also return any keys, pass cards, identification cards or any other property belonging to InfoSpace.com.

10. For a period of two years after termination of my employment for any reason,
                    ---                                          --------------
I will not accept employment or engage in any activities directly or indirectly competitive with the business (as defined in the first paragraph) or with the actual or demonstrably anticipated research or development of InfoSpace.com as of my termination date.

11. While employed at InfoSpace.com and for a period of two years from the
                                                        ---
termination of my employment for any reason I will not induce or attempt to
                             --------------
influence directly or indirectly any employee of InfoSpace.com to terminate his/her employment with InfoSpace.com or to work for me or any other person or entity.

12. I acknowledge that any violation of this agreement by me will cause irreparable injury to InfoSpace.com, and InfoSpace.com shall be entitled to extraordinary relief in court, including, but not limited to, temporary restraining orders, preliminary injunctions, and permanent injunctions, without the necessity of posting bond or security.

13. If court proceedings are required to enforce any provision or to remedy any breach of this Agreement, the prevailing party shall be entitled to an award of reasonable and necessary expenses of litigation, including reasonable attorney fees.

14. I agree that this agreement shall be governed for all purposes by the laws of the state of Washington as such laws applies to contracts to be performed within Washington by residents of Washington and that venue for any action arising out of this Agreement shall be property laid in King County, Washington or in the Federal District Court of the Western District of Washington. If any provision of this Agreement shall be declared excessively broad, it shall be construed so as to afford InfoSpace.com the maximum protection permissible by law. If any provision of this Agreement is void or so declared, such provision shall be severed from this Agreement, which shall otherwise remain in full force and effect. This Agreement sets forth the entire Agreement of the parties as to employment at InfoSpace.com and any representations promises, or conditions in connection therewith not in writing and signed by both parties shall not be binding upon either party.

HAVING READ AND FULLY UNDERSTOOD THIS AGREEMENT, I have signed my name this date.

/s/ Naveen Jain                                  February 10, 2000
----------------------------                     -----------------
Naveen Jain                                      Date



Inventions listed on attached:      Yes    No
                                ---     ---



Ellen B. Alben
----------------------------
InfoSpace.com Witness